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                            PROMETHEAN CAPITAL GROUP, LLC
                         A DELAWARE LIMITED LIABILITY COMPANY


                              PLACEMENT AGENT AGREEMENT


                                                                   June 12, 2000

eToys Inc.
3100 Ocean Park Blvd., Suite 300
Santa Monica, California 90405

Dear Sirs:

       The undersigned, eToys Inc., a Delaware corporation (the "Company"), hereby confirms its agreement with Promethean Capital Group, LLC, a Delaware limited liability company (the "Placement Agent"), as follows:

1. INTRODUCTION. The Company intends to offer for sale and sell to a limited number of persons (the "INVESTORS"), each of whom has represented and warranted to the Company that it is an "accredited investor" as defined in Rule 501 of Regulation D ("REGULATION D") under the Securities Act of 1933, as amended (the "1933 Act") the Securities described in EXHIBIT A attached hereto (the "SECURITIES"). The Placement Agent shall be the Company's exclusive sales agent in connection with the offering of the Securities by the Company (the "OFFERING"), and the Company may not make sales directly to investors, engage other placement agents or engage other qualified broker-dealers to assist in the Offering.

       This Agreement sets forth the understandings and agreements between the Company and the Placement Agent whereby, subject to the terms and conditions herein contained, the Placement Agent will solicit offers and obtain purchases for the Securities. The minimum offering amount will be $100,000,000 (the "MINIMUM OFFERING").

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Placement Agent that:

       2.1. NO REGISTRATION OF THE SECURITIES; REGULATION D; COMPLIANCE WITH SECURITIES LAWS.

              2.1.1. The Securities are not required to be and have not and will not be registered with the Securities and Exchange Commission (the "COMMISSION") pursuant to the 1933 Act, and the rules and regulations promulgated thereunder in connection with the Offering. The Securities will be offered and sold in reliance upon the exemption provided by
       Section 4(2) of the 1933 Act or Rule 506 of Regulation D. The Company has complied with and will comply with the requirements of Section 4(2) of the 1933 Act and Rule 506 of Regulation D in connection with the Offering.

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              2.1.2. The Company has not filed any registration statement relating to the issuance of the Securities under the securities laws of any state. The Securities will be offered and sold in reliance upon applicable exemptions from registration under the laws, regulations and policy statements of the Blue Sky States (as defined in Section 4.3.1 hereof).

              2.1.3. For the purposes of this Agreement, the term "Affiliate" means, when used with reference to a specified person, (a) any person or entity directly or indirectly controlling, controlled by or under common control with such specified person, and (b) any officer, director or general partner of an entity referred to in clause (a). The term "control" shall mean the power to direct the management and policies of a person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise.

       2.2. ORGANIZATION; GOOD STANDING OF THE COMPANY. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware with full power and authority to acquire, own, lease and manage its properties and assets and to conduct the business in which it is engaged, and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership of property or the conduct of its business requires such qualification, except such jurisdictions where the failure to so qualify would not have a material adverse effect on its business, properties or condition (financial or otherwise).

3.     SALES OF SECURITIES.

       3.1. AGENCY. On the basis of the representations, warranties and covenants contained herein and subject to the terms and conditions set forth herein, the Company hereby appoints the Placement Agent as its exclusive agent for the period beginning on the date of this Agreement and ending on June 16, 2000, subject to extension by the mutual agreement of the Company and the Placement Agent (the "OFFERING PERIOD"), subject to the earlier termination in accordance with the terms hereof for the limited purpose of soliciting subscriptions (the "SUBSCRIPTIONS") from prospective investors. On the basis of the representations, warranties and covenants contained herein, and subject to the terms and conditions set forth herein, the Placement Agent shall use its reasonable efforts as agent to obtain the Subscriptions. In connection therewith, the Placement Agent will not offer any Securities for sale, or solicit any Subscription other than in accordance with the terms hereof.

       3.2. MINIMUM OFFERING; TERMINATION DATE. All sales of Securities will be conditioned on the receipt and acceptance before the end of the Offering Period of Subscriptions for the

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June 12, 2000
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Minimum Offering.  At the close of business on the last day of the Offering
Period (the "TERMINATION DATE"), the obligations of the Placement Agent hereunder to use its best efforts as agent to obtain Subscriptions shall terminate.

       3.3. PRICE; MINIMUM PURCHASE. An Investor is required to purchase a minimum of $5,000,000 of Securities, subject to waiver by the Company.

       3.4. ACCEPTANCE OF SUBSCRIPTIONS. No Subscription shall be effective unless accepted by the Company. A securities purchase agreements, to be negotiated by the Company and prospective Investors (the "SECURITIES PURCHASE AGREEMENT") must be executed by Investors. The Company retains the unconditional right to reject any Subscription in whole or in part; in such event, if funds have been delivered by the Investor thereunder with respect to such Subscription, such funds shall be returned to such Investor as promptly as practicable, and in such event, no interest on such funds shall be paid to such Investor.

       3.5. PAYMENT OF COMMISSION ON CLOSING DATE. If Securities Purchase Agreements for Securities constituting at least the Minimum Offering have been received and accepted on or before the Termination Date (the "CLOSING DATE"), the Company will pay to the Placement Agent, in immediately available funds, an amount equal to 2.0% of the amount so subscribed for on the Closing Date.

       3.6. COMPANY TO PAY CERTAIN FEES AND EXPENSES. The Company shall bear all of its own costs and expenses in connection with the transactions contemplated hereby, including, but not limited to, expenses (i) for consulting, legal, financial, printing, auditing, and accounting services related to the Offering, (ii) in connection with the Company's responsibilities under Section
4.3 hereof (regarding blue sky qualification) and (iii) for engraving, issuance, transfer and delivery (including payment of any applicable transfer tax) of certificates evidencing the Securities. The Placement Agent shall bear all of its own costs and expenses in connection with the transactions contemplated hereby, including, but not limited to, expenses for marketing and legal services related to the Offering.

4. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Placement Agent as follows:

       4.1. DELIVERY OF SUBSCRIPTION DOCUMENTS. The Company will deliver to the Placement Agent, as soon as practicable, such reasonable number of copies of the Securities Purchase Agreement and related agreements as the Placement Agent may reasonably request.

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June 12, 2000
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       4.2.   BLUE SKY QUALIFICATION.

              4.2.1. At or prior to the beginning of the Offering Period, the Company shall use its best efforts to qualify or register for sale the offer and sale of Securities or to establish an exemption of the Securities from qualification or registration, for offering and sale under the laws of such jurisdictions in the United States as the Company may reasonably determine (the "BLUE SKY STATES"), with the number of Securities to be so qualified in each such jurisdiction being as determined by the Company and thereafter to maintain such qualification in effect until the Termination Date.

              4.2.2. The Company shall have the responsibility for the filing of material in connection with the offering and sale of the Securities to qualify the Securities or to establish an exemption from qualification for the Securities with the proper authorities in the Blue Sky States. The Placement Agent will furnish to the Company all information pertaining to the Placement Agent reasonably requested by the Company to comply with the laws and regulations of the Blue Sky States. Any materials so furnished will not contain any misstatement of a material fact or omit to state any material fact necessary to make any statement of fact contained therein not misleading.

       4.3. DISTRIBUTION OF ADDITIONAL INFORMATION. Subject to the Company's right to require confidential treatment by Investors of its proprietary information, the Company will, during the Offering Period, make available to each prospective Investor, and any person advising such prospective Investor, all information required to be furnished by Regulation D and applicable state securities laws pertaining to the Company and the Offering, and will give such prospective Investor, and any person advising such prospective Investor, the opportunity to ask questions and receive answers concerning the Company and the Offering and to obtain any additional information, to the extent such information is in the possession of the Company or can be acquired without unreasonable effort or expense.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLACEMENT AGENT. The Placement Agent represents and warrants to, and covenants with the Company, that:

       5.1.   SOLICITATION OF INVESTORS.

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              5.1.1. The Placement Agent shall use its reasonable efforts to locate a limited number of Investors who desire the opportunity to purchase Securities pursuant to the Offering. The Placement Agent will not take any action or omit to take any action required to be taken by this Agreement that would cause the offer and sale of Securities not to be eligible for the exemption from the registration requirements of
       Section 5 of the 1933 Act provided by Regulation D and other administrative rules and regulations interpreting Section 4(2) of the 1933 Act, and the exemptive provisions of applicable state securities laws.

              5.1.2. The Placement Agent shall not offer or sell the Securities by means or form of general solicitation or advertising within the meaning of Rule 502(c) of Regulation D, including, but not limited to:
       (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar news medium or broadcast over television or radio, and (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

       5.2 INFORMATION WITH RESPECT TO POTENTIAL INVESTORS. The Placement Agent shall make available to the Company and its counsel such information in the Placement Agent's possession as the Company may reasonably request with respect to the knowledge and experience in financial and business matters of each Investor and its representative, if any, the ability of the Investor to bear the economic risk of an investment in the Securities, and its knowledge and experience in financial and business matters.

       5.3 BROKER-DEALER. The Placement Agent is a broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and in each state in which each Investor resides if required by the laws of such state and is a member in good standing of the National Association of Securities Dealers, Inc. Each agent of the Placement Agent is a registered representative under the Exchange Act and in each state in which each Investor resides if required by the laws of such state, as applicable.

6. CONDITIONS PRECEDENT TO PLACEMENT AGENT'S OBLIGATIONS. The obligations of the Placement Agent hereunder shall be subject to the accuracy, in all material respects, throughout the Offering Period of the representations, warranties and agreements of the Company, and to the performance by the Company in all respects of its obligations hereunder.

7. CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS. The obligations of the Company to continue the Placement Agent's engagement pursuant to this Agreement shall be subject to the accuracy in all material respects, as of the date hereof and through the Closing Date, of the

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representations, warranties and agreements of the Placement Agent in this
Agreement, and to the performance by the Placement Agent in all respects of its obligations hereunder.

8. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS TO SURVIVE. Except as the context otherwise requires, all representations, warranties, any agreements made in Section 2 hereof, covenants and agreements contained in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or the Company, or by any controlling person of either, and shall survive the Termination Date.

9.     INDEMNIFICATION.

       9.1 INDEMNIFICATION BY PLACEMENT AGENT. The Placement Agent agrees to indemnify and hold harmless the Company (and each other person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, each officer of the Company who signs a registration statement and each director of the Company) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses to which the Company (or any such officer, director or controlling person) may become subject (under the 1933 Act or otherwise), insofar as such actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses (or actions or proceedings in respect thereof) arise out of, or are based upon, any misrepresentation made herein by the Placement Agent, and the Placement Agent promptly will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

       9.2 INDEMNIFICATION BY THE COMPANY. The Company shall defend, protect, indemnify and hold harmless the Placement Agent and all of its members, officers, directors, employees and direct or indirect investors and any of the foregoing person's affiliates, agents or other representatives (collectively the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorney's fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or in the Securities Purchase Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee (other than a cause of action, suit or claim which is (x) brought or made by the Company and (y) is not a shareholder derivative suit) and

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arising out of or resulting from (i) the Company's execution, delivery or performance of or Indemnitees' enforcement of any terms of this Agreement against the Company or (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth in Section 9.1 or Section 9.2, the mechanics and procedures with respect to the rights and obligations under this Section 9 shall be the same as those set forth in Sections 6(a) and (d) of the Registration Rights Agreement (as defined in the Securities Purchase Agreement).

10.    EFFECTIVE DATE AND TERMINATION OF AGREEMENT.

       10.1 EFFECTIVE DATE. This Agreement shall become effective as of the date of execution hereof.

       10.2 FAILURE TO FULFILL CONDITIONS. In the event that either party fails to fulfill (the "NON-FULFILLING PARTY") any of the conditions precedent to the performance of the obligations of the other party (the "OTHER PARTY"), the Other Party shall elect to either (a) waive such unfulfilled condition or conditions and consummate the transaction which is the subject hereof, in which event no claim may be asserted against the Non-Fulfilling Party by reason of the matters which were the subject of such conditions, or (b) terminate this Agreement as provided below.

11.    NOTICES.

       11.1 METHOD AND LOCATION OF NOTICES. Any notice, reply or other communication required or permitted by this Agreement, except as herein otherwise specifically provided, shall be in writing and (i) if sent to the Placement Agent, shall be mailed, delivered or telecopied and confirmed to Promethean Investment Group, Inc., 750 Lexington Avenue, 22nd Floor, New York, New York 10022 (telecopier: 212-758-9334) Attention: James F. Obrien, Jr., with a copy to Katten Muchin Zavis, 525 West Monroe, Suite 1600, Chicago, Illinois 60661 (telecopier: 312-902-1061), Attention: Robert J. Brantman, and (ii) if sent to the Company, shall be mailed, delivered or telecopied and confirmed to eToys Inc., 3100 Ocean Park Blvd., Suite 300, Santa Monica, California 90405 (telecopier:(310) 664-8562) Attn: General Counsel, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Los Angeles, California 90071 (telecopier:(213) 687-5600) Attention: Gregg A. Noel. Any party may change its address for notice by giving notice of its new address to the other parties in the manner specified above.

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       11.2   TIME OF NOTICES.  Notice shall be deemed to be given by the
Placement Agent to the Company or by the Company to the Placement Agent (i) if by personal delivery, on the date of such delivery, (ii) if by telecopy, on the date of transmission, and (iii) if mailed, three days after delivery to the mails, postage prepaid, certified mail return receipt requested, to the addresses provided in Section 11.1 hereof.

12.    MISCELLANEOUS.

       12.1 PARTIES. This Agreement shall inure solely to the benefit of and shall be binding upon each of the Placement Agent, the Company and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have a legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

       12.2 CONSTRUCTION. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (other than Section 5-1401 of the New York General Obligations Law and whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

       12.3 DESCRIPTIVE HEADING; DEFINED TERMS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement and shall not be used in the construction or interpretation hereof. Capitalized terms not otherwise defined in this Agreement shall have the respective meanings set forth in the Securities Purchase Agreement.

       12.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and, if executed in more than one counterpart, the executed counterparts shall together constitute a single instrument.

       12.5 ENTIRE AGREEMENT; WRITTEN WAIVERS. This Agreement constitutes the entire agreement of the parties and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations between the parties with respect to the subject matter hereof. Neither the Company nor the Placement Agent has relied on any written or oral representations or inducements, other than those which are set forth in this Agreement in executing and delivering this Agreement. No waiver, alteration or modification of any of the provisions hereof shall be binding unless it is in writing and signed by each of the parties hereto.

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       12.6   SEVERABILITY.  If any of the provisions of this Agreement are rendered or declared illegal by reason of any existing or subsequently enacted legislation or by decree of a court of last resort, the remaining provisions of the Agreement shall remain in full force and effect.


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       If the foregoing correctly sets forth the understanding between the
Placement Agent and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the parties.

                                          Very truly yours,

                                          PROMETHEAN CAPITAL GROUP, LLC


                                          By:
                                             ---------------------------
                                          Name:
                                               -------------------------
                                          Title
                                               -------------------------



AGREED AND ACCEPTED:

eTOYS INC.



By:
       --------------------------
       Name:
            ---------------------
       Title:
             --------------------

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                                     EXHIBIT A

                             DESCRIPTION OF SECURITIES

       10,000 shares of the Company's Series D Convertible Preferred Stock and Warrants to purchase a number of shares of the Company's common stock.